UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2026	(	October 20, 2026)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 20, 2026, Northrim BanCorp, Inc. (the "Northrim") held a virtual special meeting of shareholders (the "Special Meeting") in connection with the Agreement and Plan of Merger, dated as of July 22, 2026 (the “Merger Agreement”), among Northrim, PBCO Financial Corporation (“PBCO”), and Whitewater Sub, Inc., a direct, wholly owned subsidiary of Northrim (“Merger Sub”). Pursuant to the Merger Agreement, PBCO will merge with and into Merger Sub, with Merger Sub surviving the merger (the “Merger”), and immediately following the Merger, the Merger Sub will merge with and into Northrim, with Northrim continuing as the surviving entity (the “Second Step Merger”, and together with the Merger, the “Mergers”). At the Special Meeting, Northrim’s shareholders considered a proposal to approve the issuance of Northrim common stock in connection with the Merger as merger consideration to holders of PBCO common stock pursuant to the Merger Agreement, which is described more fully in the joint proxy statement/prospectus of Northrim and PBCO, dated September 17, 2026, as supplemented by certain Northrim filings with the Securities and Exchange Commission prior to the date of the Special Meeting. There were 22,244,766 shares outstanding and entitled to vote at the Special Meeting; of those shares, 16,004,304, or 72% were present online or by proxy. The following matters were voted upon at the Special Meeting:

The following is a summary of the voting results for the matters voted upon by the shareholders at the Special Meeting:

Northrim Share Issuance Proposal. A proposal to approve the issuance of Northrim common stock in connection with the Merger as merger consideration to the holders of PBCO common stock pursuant to the Merger Agreement was approved upon the following votes:

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
15,748,028	213,530	42,746	16,004,304	0

No adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

Item 7.01 Regulation FD Disclosure.

Also on October 22, 2026, Northrim and PBCO issued a joint press release announcing the results of the Special Meeting and the special meeting of PBCO’s shareholders held on October 20, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No.	Description

99.1	Press Release dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction by and among Northrim, Merger Sub, and PBCO. This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the Merger by and among Northrim, Merger Sub, and PBCO and expectations, goals, projections and benefits relating to the Merger, as well as other statements regarding Northrim’s goals, intentions and expectations, business plan and growth strategies, and the anticipated future performance of Northrim, whether with respect to the Merger or otherwise.

Forward-looking statements are not historical facts but instead express only Northrim management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. Actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements because of risks and uncertainties, including, but are not limited to the risk that: (1) the business of PBCO may not be integrated with Northrim’s business successfully or such integration may be more difficult, time-consuming or costly than expected; (2) any of the anticipated benefits of the proposed Merger may not be realized or may not be realized within the expected time period; (3) customer and employee relationships and business operations may be disrupted by the Merger, and the parties may be challenged in retaining key relationships both during the pendency of the Merger and following the completion of the merger if that occurs; (4) the parties may not meet expectations regarding the timing of the proposed Merger; (5) required regulatory approvals may not be obtained or such approvals may be more difficult, time-consuming or costly than expected; (6) there may be challenges in satisfying the other conditions to completion of the Merger or the Merger may fail to close for any other reason; (7) management’s attention may be diverted from ongoing business operations and opportunities due to the proposed Merger; and (8) there may be potential negative impacts caused by the dilution resulting from Northrim’s issuance of shares of Northrim common stock in connection with the Merger. Please refer to Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026, as well as Northrim’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to Northrim or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Northrim does not undertake any obligation to update any forward-looking information contained in this report, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

October 22, 2026	By:	/s/ Michael G. Huston
Name: Michael G. Huston
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)